Exhibit 99.1

Knight Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements of Knight Inc. (the “Company”) are presented to give effect to the sale of an 80% ownership interest (the “sale”) in our Natural Gas Pipeline Company of America business segment, consisting of MidCon Corp. and its subsidiaries and Kinder Morgan Illinois Pipeline LLC, which together are referred to as “MidCon” in this report and which are each our wholly owned subsidiaries, to Myria Acquisition Inc. (“Myria”), which was completed on February 15, 2008. Myria is comprised of a syndicate of investors led by Babcock and Brown, an international investment and specialized fund and asset management group.

On May 30, 2007, all of our outstanding common stock was acquired by a group of investors including Richard D. Kinder, our Chairman and Chief Executive Officer. This acquisition of our common stock and related transactions are referred to in this report as the Going Private transaction. This acquisition was a “business combination” for accounting purposes, requiring that these investors, pursuant to Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations, record the assets acquired and liabilities assumed at their fair values as of the acquisition date, resulting in a new basis of accounting.

As a result of the application of the Securities and Exchange Commission rules and guidance regarding “push down” accounting, the investors’ new accounting basis in our assets and liabilities is reflected in our financial statements effective with the closing of the Going Private transaction. Therefore, in the accompanying unaudited pro forma condensed consolidated financial statements, transactions and balances prior to the closing of the Going Private transaction (the amounts labeled “Predecessor Company”) reflect the historical accounting basis in our assets and liabilities, while the amounts subsequent to the closing (labeled “Successor Company”) reflect the push down of the investors’ new basis to our financial statements. The Going Private transaction closed on May 30, 2007. While the Going Private transaction closed on May 30, 2007, for convenience, the Predecessor Company is assumed to end on May 31, 2007 and the Successor Company is assumed to begin on June 1, 2007. The results for the two day period, from May 30 to May 31, 2007, are not material to any of the periods presented.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006 (Predecessor Company) has been derived from our consolidated statement of operations for the year ended December 31, 2006. The unaudited pro forma condensed consolidated statement of operations should be read together with our consolidated statement of operations and the notes thereto included in our Form 8-K filed May 14, 2007.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2007 and the unaudited pro forma condensed consolidated statements of operations for the four months ended September 30, 2007 (Successor Company) and the five months ended May 31, 2007 (Predecessor Company) have been derived from our interim consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007 and should be read in conjunction with those financial statements, including the notes thereto.

The unaudited pro forma balance sheet is presented as if the sale occurred on September 30, 2007, and the unaudited pro forma statements of operations present our operations as if the sale had occurred on January 1, 2006.

The pro forma adjustments described in the accompanying notes are based on estimates and various assumptions that the Company believes are reasonable under the circumstances. The pro forma financial information included herein is provided for informational purposes only and is not necessarily indicative of what the actual financial position and results of operations of the Company would have been had the transaction actually occurred on the dates indicated.

KNIGHT INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2007
(In millions)

	As Reported	Pro Forma Adjustments(a)	Pro Forma
ASSETS:
Current Assets:
Cash and Cash Equivalents	$139.3	$5,861.7	$6,001.0
Assets Held for Sale	11.7	-	11.7
Other	1,222.4	(228.9)	993.5
	1,373.4	5,632.8	7,006.2

Notes Receivable – Related Parties	90.1	-	90.1
Other Investments	950.1	(15.1)	935.0
Investment in MidCon	-	718.9 (b)	718.9
Goodwill	13,702.2	(4,308.4)	9,393.8
Other Intangibles, Net	257.6	-	257.6
Property, Plant and Equipment, Net	15,509.0	(1,634.3)	13,874.7
Assets Held for Sale, Non-current	223.2	-	223.2
Deferred Charges and Other Assets	378.7	(23.1)	355.6
Total Assets	$32,484.3	$370.8	$32,855.1

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Current Liabilities:
Current Maturities of Long-term Debt	$68.6	$-	$68.6
Notes Payable	1,003.4	-	1,003.4
Accounts Payable – Trade	844.9	(32.1)	812.8
Liabilities Held for Sale	4.6	-	4.6
Other	1,025.0	473.6	1,498.6
	2,946.5	441.5	3,388.0

Deferred Income Taxes	2,189.9	(36.4)	2,153.5
Liabilities Held for Sale, Non-current	2.3	-	2.3
Other Liabilities and Deferred Credits	973.4	(23.4)	950.0
	3,165.6	(59.8)	3,105.8

Long-term Debt	15,185.4	-	15,185.4

Minority Interests in Equity of Subsidiaries	3,289.3	(1.9)	3,287.4

Stockholders’ Equity:
Common Stock-
Authorized – 100 Shares, Par Value $0.01 Per Share; Outstanding – 100 Shares	-	-	-
Additional Paid-in Capital	7,831.7	-	7,831.7
Retained Earnings	115.9	-	115.9
Accumulated Other Comprehensive Loss	(50.1)	(9.0)	(59.1)
Total Stockholders’ Equity	7,897.5	(9.0)	7,888.5

Total Liabilities and Stockholders’ Equity	$32,484.3	$370.8	$32,855.1

KNIGHT INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FOUR MONTHS ENDED SEPTEMBER 30, 2007
(In millions)

	Successor Company
	As Reported	Pro Forma Adjustments (c)	Pro Forma
Operating Revenues	$3,545.9	$(413.2)	$3,132.7

Operating Costs and Expenses:
Gas Purchases and Other Costs of Sales	2,040.0	(137.5)	1,902.5
Operations and Maintenance	420.6	(48.5)	372.1
General and Administrative	151.1	(15.7)	135.4
Depreciation, Depletion and Amortization	276.3	(23.7)	252.6
Other Operating Expenses, Net	55.7	(10.4)	45.3

Total Operating Costs and Expenses	2,943.7	(235.8)	2,707.9

Operating Income	602.2	(177.4)	424.8

Other Income and (Expenses):
Equity in Earnings of Equity Investments	35.9	(0.7)	35.2
Equity in Earnings of MidCon	-	18.5 (d)	18.5
Interest Expense, Net	(340.1)	(2.6)	(342.7)
Interest Expense – Deferrable Interest Debentures	(7.3)	-	(7.3)
Minority Interests	(86.9)	-	(86.9)
Other, Net	10.1	28.6	38.7

Total Other Income and (Expenses)	(388.3)	43.8	(344.5)

Income from Continuing Operations before Income Taxes	213.9	(133.6)	80.3
Income Taxes	95.9	(46.1)	49.8
Income from Continuing Operations	$118.0	$(87.5)	$30.5

KNIGHT INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FIVE MONTHS ENDED MAY 31, 2007
(In millions)

	Predecessor Company
	As Reported	Pro Forma Adjustments (c)	Pro Forma
Operating Revenues	$4,165.1	$(426.5)	$3,738.6

Operating Costs and Expenses:
Gas Purchases and Other Costs of Sales	2,490.4	(99.3)	2,391.1
Operations and Maintenance	476.1	(46.6)	429.5
General and Administrative	283.6	(29.7)	253.9
Depreciation, Depletion and Amortization	261.0	(45.3)	215.7
Other Operating Expenses, Net	449.2	(13.8)	435.4

Total Operating Costs and Expenses	3,960.3	(234.7)	3,725.6

Operating Income	204.8	(191.8)	13.0

Other Income and (Expenses):
Equity in Earnings of Equity Investments	38.3	(0.6)	37.7
Equity in Earnings of MidCon	-	19.4 (d)	19.4
Interest Expense, Net	(251.9)	(2.1)	(254.0)
Interest Expense – Deferrable Interest Debentures	(9.1)	-	(9.1)
Minority Interests	(90.7)	-	(90.7)
Other, Net	11.4	35.7	47.1

Total Other Income and (Expenses)	(302.0)	52.4	(249.6)

Loss from Continuing Operations before Income Taxes	(97.2)	(139.4)	(236.6)
Income Taxes	135.5	(52.8)	82.7
Loss from Continuing Operations	$(232.7)	$(86.6)	$(319.3)

KNIGHT INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(In millions)

	Predecessor Company
	As Reported	Pro Forma Adjustments (c)	Pro Forma
Operating Revenues	$10,252.4	$(1,118.0)	$9,134.4

Operating Costs and Expenses:
Gas Purchases and Other Costs of Sales	6,339.5	(362.9)	5,976.6
Operations and Maintenance	1,175.7	(123.9)	1,051.8
General and Administrative	305.1	(45.9)	259.2
Depreciation, Depletion and Amortization	541.6	(104.5)	437.1
Other Operating Expenses, Net	134.7	(30.3)	104.4

Total Operating Costs and Expenses	8,496.6	(667.5)	7,829.1

Operating Income	1,755.8	(450.5)	1,305.3

Other Income and (Expenses):
Equity in Earnings of Equity Investments	100.6	(1.8)	98.8
Equity in Earnings of MidCon	-	53.2 (d)	53.2
Interest Expense, Net	(559.0)	(4.7)	(563.7)
Interest Expense – Deferrable Interest Debentures	(21.9)	-	(21.9)
Minority Interests	(374.2)	-	(374.2)
Other, Net	(2.2)	44.7	42.5

Total Other Income and (Expenses)	(856.7)	91.4	(765.3)

Income from Continuing Operations before Income Taxes	899.1	(359.1)	540.0
Income Taxes	285.3	(102.2)	183.1
Income from Continuing Operations	$613.8	$(256.9)	$356.9

Knight Inc.
Notes to Unaudited Pro Forma Condensed
Consolidated Financial Statements

The unaudited pro forma condensed consolidated balance sheet presents financial information for the Company giving effect to the sale of an 80% ownership interest in MidCon and the related distribution from MidCon to the Company, completed on February 15, 2008. On December 21, 2008, NGPL PipeCo LLC, a wholly owned subsidiary of MidCon Corp., completed a $3.0 billion notes offering, the net proceeds of which were distributed to Knight Inc. on the closing of the sale to Myria. No gain or loss was recorded on this sale as the net book value of the businesses sold was adjusted to fair value (which included $4.3 billion of goodwill), as represented by this transaction, in connection with the Going Private transaction. The following pro forma adjustment gives effect to this transaction as if it had occurred on September 30, 2007:

(a)	To record the pro forma sale of MidCon at September 30, 2007, including the elimination of the assets and liabilities held for sale and to reflect the receipt of the sale proceeds (in millions):

Total Proceeds Received, Net of Selling Expenses	$5,861.7
Less Distribution Received	(2,986.3)
Sales Proceeds, Net of Selling Expenses	2,875.4
Net Book Value of Assets and Liabilities Sold	(2,875.4)
Loss on Sale Before Income Taxes	-
Income Tax Benefit	-
Loss on Sale, Net of Income Taxes	$-

(b)	The retained investment in MidCon is calculated as follows (in millions):

Total MidCon Stockholder’s Equity	$6,580.6
Less Distribution Received	(2,986.3)
Adjusted MidCon Stockholder’s Equity	3,594.3
Knight Inc. 20% Retained	20%
Knight Inc. Investment in MidCon Retained	$718.9

The unaudited pro forma condensed consolidated statements of operations present financial information for the Company giving effect to the sale of an 80% ownership interest in MidCon, which was completed on February 15, 2008. The following pro forma adjustments give effect to this transaction as if it had occurred on January 1, 2006:

(c)	To eliminate the revenues and expenses of MidCon.

(d)
After the sale of MidCon, Knight Inc. will retain a 20% ownership in MidCon. Accordingly, Knight Inc. will account for this investment under the equity method of accounting. The adjustment to record the Company’s equity in earnings of MidCon is as follows (in millions):

	Successor Company	Predecessor Company	Predecessor Company
	Four Months Ended September 30, 2007	Five Months Ended May 31, 2007	Twelve Months Ended December 31, 2006
MidCon Income from Continuing Operations, after Income Tax	$92.7	$96.9	$266.0

Knight Inc.’s 20% Equity Ownership in MidCon Earnings	$18.5	$19.4	$53.2